UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2013

SOUTH JERSEY GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-22211	21-0398330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2013, South Jersey Gas Company (the “Company”) entered into an amendment (the “Amendment”) to its unsecured revolving credit agreement (the “Credit Agreement”), which is syndicated among eight banks, including Wells Fargo National Bank, National Association, as administrative agent. The Amendment extends the term of the Credit Agreement from May 5, 2015 until May 31, 2018, unless earlier terminated or extended in accordance with its terms.

Except as set forth above, the Amendment does not materially alter the original credit agreement. Any proceeds from borrowings under the Credit Agreement may be used for general corporate purposes.

The Credit Agreement contains customary events of default as well as customary representations, warranties and covenants, including a financial covenant of maintaining, at the end of each fiscal quarter, a ratio of Indebtedness of the Company and its subsidiaries on a consolidated basis to Consolidated Total Capitalization of not more than 0.65 to 1.0 (as such terms are defined in the Credit Agreement).

Many of the lenders under the Credit Agreement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services or other services for the Company or its affiliates, and affiliates or certain of these lenders have served in the past as underwriters in public offerings of securities by the Company or its affiliates, for which they have received, and may in the future receive, customary compensation and expense reimbursement.
A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the Credit Agreement, as amended by the Amendment, is qualified in its entirety by reference to the text of the Amendment filed herewith and to the original credit agreement which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 5, 2011 and filed with the Commission on May 9, 2011.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1
First Amendment to Credit Agreement, dated as of September 27, 2013, among South Jersey Gas Company, the several lenders from time to time party thereto, and Wells Fargo National Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY GAS COMPANY

Dated: September 30, 2013	By:	/s/ Stephen H. Clark
Name: Stephen H. Clark Title: Senior Vice President, Regulatory Affairs & Treasurer

EXHIBIT INDEX
Exhibit No.    Description

10.1
First Amendment to Credit Agreement, dated as of September 27, 2013, among South Jersey Gas Company, the several lenders from time to time party thereto, and Wells Fargo National Bank, National Association, as administrative agent.